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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  August 12, 1999




                             BANKBOSTON CORPORATION
             (Exact name of registrant as specified in its charter)


     Massachusetts                   1-6522                 04-2471221
(State or other jurisdiction       (Commission            (IRS Employer
   of incorporation)               File Number)         Identification No.)



100 Federal Street, Boston, Massachusetts              02110
 (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code:  (617) 434-2200



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Item 5.  Other Events.
----------------------

    As previously reported in its Current Report on Form 8-K dated March 14, 1999, BankBoston Corporation (the Corporation) has entered into an agreement and plan of merger with Fleet Financial Group, Inc. (Fleet).

    The Corporation's Current Reports on Form 8-K dated April 2, 1999 and
May 14, 1999 (the Current Reports) included as exhibits thereto and incorporated by reference therein, certain pro forma condensed combined financial information for the Corporation and Fleet, and certain historical consolidated financial information for Fleet. In order to update the information in those Current Reports, attached hereto as exhibits and incorporated by reference herein are
(i) pro forma condensed combined financial information for the Corporation and Fleet for the quarters and six months ended June 30, 1999 and 1998; and (ii) Fleet historical consolidated financial information for the quarter and six months ended June 30, 1999.


Item 7.  Financial Statements and Exhibits.
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(c)     Exhibits.

99(a) Pro Forma Condensed Combined Balance Sheet for the Corporation and Fleet at June 30, 1999; and Pro Forma Condensed Combined Statements of Income for the Corporation and Fleet for the three and six months ended June 30, 1999 and 1998 (and Notes to Pro Forma Condensed Combined Financial Statements).

99(b) Fleet Consolidated Balance Sheets at June 30, 1999 and December 31, 1998, Fleet Consolidated Statements of Income for the three and six months ended June 30, 1999 and 1998, and Fleet Consolidated Statements of Changes in Stockholders' Equity and Cash Flows for the six months ended June 30, 1999 (and Notes to Consolidated Financial Statements), incorporated herein by reference to Part 1, Item 1 of the Fleet Quarterly Report on Form 10-Q for the quarter ended June 30, 1999 (File No. 1-6366).


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                                   SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                BANKBOSTON CORPORATION



Dated:  August 12, 1999         /s/ Robert T. Jefferson
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                                Robert T. Jefferson
                                Comptroller